Exhibit 10.84.1

                                                                  Execution Copy

                          PLEDGE AND SECURITY AGREEMENT



         THIS PLEDGE AND SECURITY AGREEMENT (this "Security Agreement") is entered into as of March 31, 2004 by and among HEADWATERS INCORPORATED, a Delaware corporation (the "Borrower") and each of the subsidiaries of the Borrower listed on the signature pages hereto (collectively, the "Initial Grantors" and together with any additional Domestic Subsidiaries, whether now existing or hereafter formed which become parties to this Security Agreement by executing a Supplement hereto in substantially the form of Annex I, the "Grantors"), and BANK ONE, NA (Main Office Chicago), in its capacity as administrative agent (the "Administrative Agent") for the lenders party to the Credit Agreement referred to below (collectively, the "Lenders").


                              PRELIMINARY STATEMENT

         The Borrower, the Administrative Agent and the Lenders are entering into a Credit Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"). The Grantors are entering into this Security Agreement in order to induce the Lenders to enter into and extend credit to the Borrower under the Credit Agreement.


         ACCORDINGLY, the Grantors and the Administrative Agent, on behalf of the Holders of Secured Obligations, hereby agree as follows:

                                   ARTICLE I
                                   DEFINITIONS

         1.1. Terms Defined in Credit Agreement. All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

         1.2. Terms Defined in New York UCC. Terms defined in the New York UCC which are not otherwise defined in this Security Agreement are used herein as defined in the New York UCC.

         1.3. Definitions of Certain Terms Used Herein. As used in this Security Agreement, in addition to the terms defined in the Preliminary Statement, the following terms shall have the following meanings:

         "Accounts" shall have the meaning set forth in Article 9 of the New York UCC.

         "Article" means a numbered article of this Security Agreement, unless another document is specifically referenced.

         "Chattel Paper" shall have the meaning set forth in Article 9 of the New York UCC.

         "Collateral" means all Accounts, Chattel Paper, Commercial Tort Claims, Documents, Equipment, Fixtures, Goods, General Intangibles, Instruments, Inventory, Investment Property, Pledged Deposits, Supporting Obligations and Other Collateral, wherever located, in which any Grantor now has or hereafter acquires any right or interest, and the proceeds (including Stock Rights), insurance proceeds and products thereof, together with all books and records, customer lists, credit files, computer files, programs, printouts and other computer materials and records related thereto.

         "Commercial Tort Claims" means those certain currently existing commercial tort claims of any Grantor, including each commercial tort claim specifically described in Exhibit E.

         "Control" shall have the meaning set forth in Article 8 or, if applicable, in Section 9-104, 9-105, 9-106 or 9-107 of Article 9 of the New York UCC.

         "Default" shall have the meaning set forth in the Credit Agreement.

         "Deposit Accounts" shall have the meaning set forth in Article 9 of the New York UCC.

         "Documents" shall have the meaning set forth in Article 9 of the New York UCC.

         "Equipment" shall have the meaning set forth in Article 9 of the New York UCC.

         "Exhibit" refers to a specific exhibit to this Security Agreement, unless another document is specifically referenced.

         "Fixtures" shall have the meaning set forth in Article 9 of the New York UCC.

         "General Intangibles" shall have the meaning set forth in Article 9 of the New York UCC.

         "Goods" shall have the meaning set forth in Article 9 of the New York UCC.

         "Instruments" shall have the meaning set forth in Article 9 of the New York UCC.

         "Inventory" shall have the meaning set forth in Article 9 of the New York UCC.

         "Investment Property" shall have the meaning set forth in Article 9 of the New York UCC.

         "New York UCC" means the New York Uniform Commercial Code as in effect from time to time.

         "Other Collateral" means any property of the Grantors, not included within the defined terms Accounts, Chattel Paper, Commercial Tort Claims, Documents, Equipment, Fixtures, General Intangibles, Instruments, Inventory, Investment Property and Pledged Deposits, including, without limitation, all cash on hand, letter-of-credit rights, letters of credit, Stock Rights and Deposit Accounts or other deposits (general or special, time or demand, provisional or final) with any bank or other financial institution, it being intended that the Collateral include all real and personal property of the Grantors.

         "Pledged Deposits" means all time deposits of money (other than Deposit Accounts and Instruments), whether or not evidenced by certificates, which a Grantor may from time to time designate as pledged to the Administrative Agent or to any Holder of Secured Obligations as security for any Obligation, and all rights to receive interest on said deposits.

         "Receivables" means the Accounts, Chattel Paper, Documents, Investment Property, Instruments or Pledged Deposits, and any other rights or claims to receive money which are General Intangibles or which are otherwise included as Collateral.

         "Required Secured Parties" means (x) prior to an acceleration of the Secured Obligations under the Credit Agreement, the Required Lenders, (y) after an acceleration of the Secured Obligations under the Credit Agreement but prior to the date upon which the Credit Agreement has terminated by its terms and all of the Secured Obligations thereunder have been paid in full, Lenders and their Affiliates holding in the aggregate more than 50% of the total of (i) the unpaid principal amount of the outstanding Loans and LC Obligations and (ii) the aggregate net early termination payments and all other amounts then due and unpaid from the Borrower to the Lenders or their Affiliates under Rate Management Transactions, as determined by the Administrative Agent in its reasonable discretion, and (z) after the Credit Agreement has terminated by its terms and all of the Secured Obligations thereunder have been paid in full (whether or not the Secured Obligations under the Credit Agreement were ever accelerated), Lenders and their Affiliates holding in the aggregate more than 50% of the aggregate net early termination payments and all other amounts then due and unpaid from the Borrower to the Lenders or their Affiliates under Rate Management Transactions, as determined by the Administrative Agent in its reasonable discretion.

         "Section" means a numbered section of this Security Agreement, unless another document is specifically referenced.

         "Security" has the meaning set forth in Article 8 of the New York UCC.

         "Stock Rights" means any securities, dividends or other distributions and any other right or property which any Grantor shall receive or shall become entitled to receive for any reason whatsoever with respect to, in substitution for or in exchange for any securities or other ownership interests in a corporation, partnership, joint venture or limited liability company constituting Collateral and any securities, any right to receive securities and any right to receive earnings, in which any Grantor now has or hereafter acquires any right, issued by an issuer of such securities.

         "Supporting Obligation" shall have the meaning set forth in Article 9 of the New York UCC.

         The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.

                                   ARTICLE II
                           GRANT OF SECURITY INTEREST

         Each of the Grantors hereby pledges, assigns and grants to the Administrative Agent, on behalf of and for the ratable benefit of the Holders of Secured Obligations and (to the extent specifically provided herein) their Affiliates, a security interest in all of such Grantor's right, title and interest, whether now owned or hereafter acquired, in and to the Collateral to secure the prompt and complete payment and performance of the Secured Obligations.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

         Each of the Initial Grantors represents and warrants to the Administrative Agent and the Holders of Secured Obligations, and each Grantor that becomes a party to this Security Agreement pursuant to the execution of a Security Agreement Supplement in substantially the form of Annex I represents and warrants (after giving effect to supplements to each of the Exhibits hereto with respect to such subsequent Grantor as attached to such Security Agreement Supplement), that:

         3.1. Title, Authorization, Validity and Enforceability. Such Grantor has good and valid rights in or the power to transfer the Collateral owned by it and title to the Collateral with respect to which it has purported to grant a security interest hereunder, free and clear of all Liens except for Liens permitted under Section 6.12 of the Credit Agreement, and has full corporate, limited liability company or partnership, as applicable, power and authority to grant to the Administrative Agent the security interest in such Collateral pursuant hereto. The execution and delivery by such Grantor of this Security Agreement has been duly authorized by proper corporate, limited liability company or partnership, as applicable, other proceedings, and this Security Agreement constitutes a legal, valid and binding obligation of such Grantor and creates a security interest which is enforceable against such Grantor in all Collateral it now owns or hereafter acquires, except as enforceability may be limited by (i) bankruptcy, insolvency, fraudulent conveyances, reorganization or similar laws relating to or affecting the enforcement of creditors' rights generally, (ii) general equitable principles (whether considered in a proceeding in equity or at law), and (iii) requirements of reasonableness, good faith and fair dealing. When financing statements have been filed in the appropriate offices against such Grantor in the locations listed on Exhibit C, the Administrative Agent will have a fully perfected first priority security interest in the Collateral owned by such Grantor in which a security interest may be perfected by filing, subject only to prior and junior Liens permitted under Section 6.12 of the Credit Agreement.

         3.2. Principal Location. Such Grantor's mailing address and the location of its place of business (if it has only one) or its chief executive office (if it has more than one place of business), is disclosed in Exhibit A; such Grantor has no other places of business except those set forth in Exhibit A.

         3.3. Property Locations. The Inventory, Equipment and Fixtures of each Grantor are located solely at the locations of such Grantor described in Exhibit
A. All of said locations are leased by such Grantor except for locations (i) designated on Exhibit A as owned by such Grantor and (ii) at which Inventory is held in a public warehouse or is otherwise held by a bailee or on consignment by such Grantor, with respect to which Inventory such Grantor has delivered bailment agreements, warehouse receipts, financing statements or other documents reasonably satisfactory to the Administrative Agent to protect the Administrative Agent's and the Holders of Secured Obligations' security interest in such Inventory.

         3.4. No Other Names. Except as disclosed in Schedule 3.4, such Grantor has not conducted business under any name except the name in which it has executed this Security Agreement, which is the exact name as it appears in such Grantor's organizational documents, as amended, as filed with such Grantor's jurisdiction of organization as of the Closing Date.

         3.5. Accounts and Chattel Paper. The names of the obligors, amounts owing, due dates and other information with respect to the Accounts and Chattel Paper owned by such Grantor are and will be, taken as a whole, materially free of error in all records of such Grantor relating thereto and in all invoices and reports with respect thereto furnished to the Administrative Agent by such Grantor from time to time. As of the time when each Account or each item of Chattel Paper arises, such Grantor shall be deemed to have represented and warranted that such Account or Chattel Paper, as the case may be, when taken together with the other Accounts and Chattel Paper and all records relating thereto, are materially free from error.

         3.6. No Financing Statements. No financing statement describing all or any portion of the Collateral which has not lapsed or been terminated naming such Grantor as debtor has been filed in any jurisdiction except financing statements (i) naming the Administrative Agent on behalf of the Holders of Secured Obligations as the secured party and (ii) in respect of Liens permitted by Section 6.15 of the Credit Agreement; provided, that nothing herein shall be deemed to constitute an agreement to subordinate any of the Liens of the Administrative Agent under the Loan Documents to any Liens otherwise permitted under Section 6.15 of the Credit Agreement, except to the extent permitted therein.

         3.7. Federal Employer Identification Number; State Organization Number; Jurisdiction of Organization. Such Grantor's federal employer identification number is, and if such Grantor is a registered organization, such Grantor's State of organization, type of organization and State of organization identification number and is, as set forth in Exhibit C.

         3.8. Pledged Securities and Other Investment Property. Exhibit D sets forth a complete and accurate list of the Instruments, Securities and other Investment Property delivered to the Administrative Agent. Each Grantor is the direct and beneficial owner of each Instrument, Security and other type of Investment Property listed on Exhibit D as being owned by it, free and clear of any Liens, except for the security interest granted to the Administrative Agent for the benefit of the Holders of Secured Obligations hereunder. Each Grantor further represents and warrants that (i) all such Instruments, Securities or other types of Investment Property which are shares of stock in a corporation or ownership interests in a partnership or limited liability company have been (to the extent such concepts are relevant with respect to such Instrument, Security or other type of Investment Property) duly and validly issued, are fully paid and non-assessable and constitute the percentage of the issued and outstanding shares of stock (or other equity interests) of the respective issuers thereof indicated on Exhibit D hereto and (ii) with respect to any certificates delivered to the Administrative Agent representing an ownership interest in a partnership or limited liability company, either such certificates are Securities as defined in Article 8 of the New York UCC of the applicable jurisdiction as a result of actions by the issuer or otherwise, or, if such certificates are not Securities, such Grantor has so informed the Administrative Agent so that the Administrative Agent may take steps to perfect its security interest therein as a General Intangible.

                                   ARTICLE IV
                                    COVENANTS

         From the date of this Security Agreement and thereafter until this Security Agreement is terminated, each of the Initial Grantors agrees, and from and after the effective date of any Security Agreement Supplement applicable to any Grantor (and after giving effect to supplements to each of the Exhibits hereto with respect to such subsequent Grantor as attached to such Security Agreement Supplement) and thereafter until this Security Agreement is terminated each such subsequent Grantor agrees:

         4.1. General.

                  4.1.1 Financing Statements and Other Actions; Defense of Title. Each Grantor hereby authorizes the Administrative Agent to file, and if reasonably requested will execute and deliver to the Administrative Agent, all financing statements describing the Collateral owned by such Grantor and other documents and take such other actions as may from time to time reasonably be requested by the Administrative Agent in order to maintain a first perfected security interest in and, if applicable, Control of, the Collateral owned by such Grantor, subject to Liens permitted under Section 6.15 of the Credit Agreement (except to the extent permitted therein); provided, that nothing herein shall be deemed to constitute an agreement to subordinated any of the Liens of the Administrative Agent under the Loan Documents to any Liens otherwise permitted under Section 6.15 of the Credit Agreement. Such financing statements may describe the

         Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as the Administrative Agent may determine, in its sole discretion, is necessary, advisable or prudent to ensure that the perfection of the security interest in the Collateral granted to the Administrative Agent herein, including, without limitation, describing such property as "all assets" or "all personal property, whether now owned or hereafter acquired." Each Grantor will take any and all actions necessary to defend title to the Collateral owned by such Grantor against all persons and to defend the security interest of the Administrative Agent in such Collateral and the priority thereof against any Lien not expressly permitted hereunder.

                  4.1.2 Change in Corporate Existence, Type or Jurisdiction of Organization, Location, Name. Each Grantor will:

         (i) preserve its existence and corporate structure as in effect on the Closing Date;

         (ii)     not change its jurisdiction of organization;

         (iii) not maintain its place of business (if it has only one) or its chief executive office (if it has more than one place of business) at a location other than a location specified on Exhibit A; and

         (iv) not (i) have a Substantial Portion of the Inventory, Equipment or Fixtures or proceeds or products thereof (other than Inventory and proceeds thereof disposed of as permitted by the Credit Agreement) at a location other than a location specified in Exhibit A or (ii) change its name or taxpayer identification number unless, in each such case, such Grantor shall have given the Administrative Agent prior written notice of such event or occurrence and such Grantor shall have taken such steps as are reasonably necessary or advisable to properly maintain the validity, perfection and priority of the Administrative Agent's security interest in the Collateral owned by such Grantor.

                  4.1.3 Other Financing Statements. No Grantor will suffer to exist or authorize the filing of any financing statement naming it as debtor covering all or any portion of the Collateral owned by such Grantor, except any Financing Statement authorized under Section 4.1.1 hereof.

         4.2. Receivables.

                  4.2.1 Collection of Receivables. Except as otherwise provided in this Security Agreement, each Grantor will collect and enforce, at such Grantor's sole expense, all amounts due or hereafter due to such Grantor under the Receivables owned by such Grantor.

                  4.2.2 Delivery of Invoices. Each Grantor will deliver to the Administrative Agent immediately upon its request after the occurrence of a Default duplicate invoices with respect to each Account owned by such Grantor bearing such language of assignment as the Administrative Agent shall specify.

         4.3. Instruments, Securities, Chattel Paper, Documents and Pledged Deposits. Each Grantor will (i) deliver to the Administrative Agent immediately upon execution of this Security Agreement the originals of all Chattel Paper, Securities and Instruments constituting Collateral (if any then exist), (ii) hold in trust for the Administrative Agent upon receipt and immediately thereafter deliver to the Administrative Agent any Chattel Paper, Securities and Instruments constituting Collateral, (iii) upon the designation of any Pledged Deposits (as set forth in the definition thereof), deliver to the Administrative Agent such Pledged Deposits which are evidenced by certificates included in the Collateral endorsed in blank, marked with such legends and assigned as the Administrative Agent shall specify, and (iv) upon the Administrative Agent's request, after the occurrence and during the continuance of a Default, deliver to the Administrative Agent (and thereafter hold in trust for the Administrative Agent upon receipt and immediately deliver to the Administrative Agent) any Document evidencing or constituting Collateral; provided, however, that this
Section 4.3 shall not have any application with respect to Instruments, Securities, Chattel Paper, Documents and Pledged Deposits used by the Borrower in connection with Margin Activities permitted under the Credit Agreement.

         4.4. Uncertificated Securities and Certain Other Investment Property. Each Grantor will permit the Administrative Agent from time to time to cause the appropriate issuers (and, if held with a securities intermediary, such securities intermediary) of uncertificated securities or other types of Investment Property not represented by certificates which are Collateral owned by such Grantor to mark their books and records with the numbers and face amounts of all such uncertificated securities or other types of Investment Property not represented by certificates and all rollovers and replacements therefor to reflect the Lien of the Administrative Agent granted pursuant to this Security Agreement. Each Grantor will use all commercially reasonable efforts, with respect to Investment Property constituting Collateral owned by such Grantor held with a financial intermediary, to cause such financial intermediary to enter into a control agreement with the Administrative Agent in form and substance reasonably satisfactory to the Administrative Agent. Notwithstanding anything in this Section 4.4 to the contrary, this Section 4.4 shall not have any application with respect to Investment Property used by the Borrower in connection with Margin Activities permitted under the Credit Agreement.

         4.5. Stock and Other Ownership Interests.

                  4.5.1 Changes in Capital Structure of Issuers. No Grantor will
         (i) permit or suffer any issuer of privately held corporate securities or other ownership interests in a corporation, partnership, joint venture or limited liability company constituting Collateral owned by such Grantor to dissolve, liquidate, retire any of its capital stock or other Instruments or Securities evidencing ownership, reduce its capital or merge or consolidate with any other entity, or (ii) vote any of the Instruments, Securities or other Investment Property in favor of any of the foregoing, except in each case to the extent permitted under
         Section 6.11 of the Credit Agreement.

                  4.5.2 Issuance of Additional Securities. No Grantor will permit or suffer the issuer of privately held corporate securities or other ownership interests in a corporation, partnership, joint venture or limited liability company constituting Collateral to issue any such securities or other ownership interests, any right to receive the same or any right to receive earnings, except to such Grantor; provided, however, that this Section 4.5.2 shall have no application with respect to any corporation, partnership, joint venture or limited liability company which is not a Subsidiary of such Grantor (including, without limitation, Persons in which a Permitted Alternative Fuel Acquisition has been made).

                  4.5.3 Registration of Pledged Securities and other Investment Property. Each Grantor will permit any registerable Collateral owned by such Grantor to be registered in the name of the Administrative Agent or its nominee at any time at the option of the Required Secured Parties following the occurrence and during the continuance of a Default and without any further consent of such Grantor; provided, however, that this Section 4.5.3 shall not have any application with respect to any registerable Collateral used in connection with Margin Activities permitted under the Credit Agreement.

                  4.5.4 Exercise of Rights in Pledged Securities and other Investment Property. Each Grantor will permit the Administrative Agent or its nominee at any time after the continuance of a Default, without notice, to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Collateral owned by such Grantor or any part thereof, and to receive all dividends and interest in respect of such Collateral.

         4.6. Pledged Deposits. No Grantor will withdraw all or any portion of any Pledged Deposit or fail to rollover said Pledged Deposit without the prior written consent of the Administrative Agent.

         4.7. Deposit Accounts. Each Grantor will (i) upon the Administrative Agent's request, cause each bank or other financial institution in which it maintains (a) a Deposit Account to enter into a control agreement with the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent in order to give the Administrative Agent Control of the Deposit Account or (b) other deposits (general or special, time or demand, provisional or final) to be notified of the security interest granted to the Administrative Agent hereunder and cause each such bank or other financial institution to acknowledge such notification in writing and (ii) upon the Administrative Agent's request after the occurrence and during the continuance of a Default, deliver to each such bank or other financial institution a letter, in form and substance reasonably acceptable to the Administrative Agent, transferring ownership of the Deposit Account to the Administrative Agent or transferring dominion and control over each such other deposit to the Administrative Agent until such time as no Default exists. In the case of deposits maintained with Lenders, the terms of such letter shall be subject to the provisions of the Credit Agreement regarding setoffs.

         4.8. Letter-of-Credit Rights. Each Grantor will, upon the Administrative Agent's request, cause each issuer of a letter of credit, to consent to the assignment of proceeds of the letter of credit in order to give the Administrative Agent Control of the letter-of-credit rights to such letter of credit.

         4.9. Federal, State or Municipal Claims. Each Grantor will notify the Administrative Agent of any Collateral owned by such Grantor which constitutes a claim against the United States government or any state or local government or any instrumentality or agency thereof, the assignment of which claim is restricted by federal, state or municipal law.

         4.10. Intellectual Property. If, after the date hereof, any Grantor files an application to register any new patentable invention, trademark or copyright in addition to the patents, trademarks and copyrights described in Exhibit B, which are all of such Grantor's patents, trademarks and copyrights as of the Closing Date, then such Grantor shall give the Administrative Agent notice thereof as part of the compliance certificate provided to the Agent pursuant to Section 6.1.3 of the Credit Agreement, and the security interest granted to the Administrative Agent hereunder shall automatically apply thereto. Each Grantor agrees promptly upon request by the Administrative Agent to execute and deliver to the Administrative Agent any supplement to this Security Agreement or any other document reasonably requested by the Administrative Agent to evidence such security interest in a form appropriate for recording in the applicable federal office. Each Grantor also hereby authorizes the Administrative Agent to modify this Security Agreement unilaterally (i) by amending Exhibit B to include any future patents, trademarks and/or copyrights of which the Administrative Agent receives notification from such Grantor pursuant hereto and (ii) by recording, in addition to and not in substitution for this Security Agreement, a duplicate original of this Security Agreement containing in Exhibit B a description of such future patents, trademarks and/or copyrights.

         4.11. Commercial Tort Claims. If, after the date hereof, any Grantor identifies the existence of a commercial tort claim belonging to such Grantor that has arisen in the course of such Grantor's business in addition to the commercial tort claims described in Exhibit E, which are all of such Grantor's commercial tort claims as of the Closing Date, then such Grantor shall give the Administrative Agent notice thereof as part of the compliance certificate provided to the Agent pursuant to Section 6.1.3 of the Credit Agreement. Each Grantor agrees promptly upon request by the Administrative Agent to execute and deliver to the Administrative Agent any supplement to this Security Agreement or any other document reasonably requested by the Administrative Agent to evidence the grant of a security interest therein in favor of the Administrative Agent.

                                   ARTICLE V
                                     DEFAULT

         5.1. Acceleration and Remedies. Upon the acceleration of the Secured Obligations under the Credit Agreement pursuant to Section 8.1 thereof, the Obligations and, to the extent provided for under the Rate Management Transactions evidencing the same, the Rate Management Obligations, shall immediately become due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, and the Administrative Agent may, with the concurrence or at the direction of the Required Secured Parties, exercise any or all of the following rights and remedies:

                  5.1.1 Those rights and remedies provided in this Security Agreement, the Credit Agreement, or any other Loan Document, provided that this Section 5.1.1 shall not be understood to limit any rights or remedies available to the Administrative Agent and the Holders of Secured Obligations prior to a Default.

                  5.1.2 Those rights and remedies available to a secured party under the New York UCC (whether or not the New York UCC applies to the affected Collateral) or under any other applicable law (including, without limitation, any law governing the exercise of a bank's right of setoff or bankers' lien) when a debtor is in default under a security agreement.

                  5.1.3 Without notice except as specifically provided in
         Section 8.1 hereof or elsewhere herein, sell, lease, assign, grant an option or options to purchase or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable.

The Administrative Agent, on behalf of the secured parties, may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral, and such compliance will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

If, after the Credit Agreement has terminated by its terms and all of the Obligations have been paid in full, there remain Rate Management Obligations outstanding, the Required Secured Parties may exercise the remedies provided in this Section 5.1 upon the occurrence of any event which would allow or require the termination or acceleration of any Rate Management Obligations pursuant to the terms of the agreement governing any Rate Management Transaction.

         5.2. Grantors' Obligations Upon Default. Upon the request of the Administrative Agent after the occurrence and during the Continuation of a Default, each Grantor will:

                  5.2.1 Assembly of Collateral. Assemble and make available to the Administrative Agent the Collateral and all records relating thereto at any place or places specified by the Administrative Agent.

                  5.2.2 Secured Party Access. Permit the Administrative Agent, by the Administrative Agent's representatives and agents, to enter any premises where all or any part of the Collateral, or the books and records relating thereto, or both, are located, to take possession of all or any part of the Collateral and to remove all or any part of the Collateral.

         5.3. License. The Administrative Agent is hereby granted a license or other right to use, following the occurrence and during the continuance of a Default, without charge, each Grantor's labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks, customer lists and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral, and, following the occurrence and during the continuance of a Default, such Grantor's rights under all licenses and all franchise agreements shall inure to the Administrative Agent's benefit. In addition, each Grantor hereby irrevocably agrees that the Administrative Agent may, following the occurrence and during the continuance of a Default, sell any of such Grantor's Inventory directly to any person, including without limitation persons who have previously purchased such Grantor's Inventory from such Grantor and in connection with any such sale or other enforcement of the Administrative Agent's rights under this Security Agreement, may sell Inventory which bears any trademark owned by or licensed to such Grantor and any Inventory that is covered by any copyright owned by or licensed to such Grantor and the Administrative Agent may finish any work in process and affix any trademark owned by or licensed to such Grantor and sell such Inventory as provided herein.

                                   ARTICLE VI
                        WAIVERS, AMENDMENTS AND REMEDIES

         No delay or omission of the Administrative Agent or any Holder of Secured Obligations to exercise any right or remedy granted under this Security Agreement shall impair such right or remedy or be construed to be a waiver of any Default or an acquiescence therein, and any single or partial exercise of any such right or remedy shall not preclude any other or further exercise thereof or the exercise of any other right or remedy. No waiver, amendment or other variation of the terms, conditions or provisions of this Security Agreement whatsoever shall be valid unless in writing signed by the Administrative Agent with the concurrence or at the direction of the Lenders required under Section 8.2 of the Credit Agreement and each Grantor, and then only to the extent in such writing specifically set forth, provided that the addition of any Domestic Subsidiary as a Grantor hereunder by execution of a Security Agreement Supplement in the form of Annex I (with such modifications as shall be acceptable to the Administrative Agent) shall not require receipt of any consent from or execution of any documentation by any other Grantor party hereto. All rights and remedies contained in this Security Agreement or by law afforded shall be cumulative and all shall be available to the Administrative Agent and the Holders of Secured Obligations until the Secured Obligations have been paid in full.

                                  ARTICLE VII
                       PROCEEDS; COLLECTION OF RECEIVABLES

         7.1. Lockboxes. Upon request of the Administrative Agent after the occurrence and during the continuation of a Default, each Grantor shall execute and deliver to the Administrative Agent lockbox agreements in the form provided by or otherwise acceptable to the Administrative Agent, which agreements shall be accompanied by an acknowledgment by the bank where the lockbox is located of the Lien of the Administrative Agent granted hereunder and of irrevocable instructions to wire all amounts collected therein to a special collateral account at the Administrative Agent.

         7.2. Collection of Receivables. The Administrative Agent may at any time after the occurrence and during the continuation of a Default, by giving each Grantor written notice, elect to require that the Receivables be paid directly to the Administrative Agent for the benefit of the Holders of Secured Obligations. In such event, each Grantor shall, and shall permit the Administrative Agent to, promptly notify the account debtors or obligors under the Receivables owned by such Grantor of the Administrative Agent's interest therein and direct such account debtors or obligors to make payment of all amounts then or thereafter due under such Receivables directly to the Administrative Agent. Upon receipt of any such notice from the Administrative Agent, each Grantor shall thereafter hold in trust for the Administrative Agent, on behalf of the Holders of Secured Obligations, all amounts and proceeds received by it with respect to the Receivables and Other Collateral and immediately and at all times thereafter deliver to the Administrative Agent all such amounts and proceeds in the same form as so received, whether by cash, check, draft or otherwise, with any necessary endorsements. The Administrative Agent shall hold and apply funds so received as provided by the terms of Sections 7.3 and 7.4 hereof.

         7.3. Special Collateral Account. Upon the occurrence and during the continuation of a Default, the Administrative Agent may require all cash proceeds of the Collateral to be deposited in a special non-interest bearing cash collateral account with the Administrative Agent and held there as security for the Secured Obligations. No Grantor shall have any control whatsoever over said cash collateral account. If any Default has occurred and is continuing, the Administrative Agent may (and shall, at the direction of the Required Secured Parties), from time to time, apply the collected balances in said cash collateral account to the payment of the Secured Obligations whether or not the Secured Obligations shall then be due.

         7.4. Application of Proceeds. The proceeds of the Collateral shall be applied by the Administrative Agent to payment of the Secured Obligations in the following order unless a court of competent jurisdiction shall otherwise direct:

                  (a) FIRST, to payment of all reasonable costs and expenses of the Administrative Agent incurred in connection with the collection and enforcement of the Secured Obligations or of the security interest granted to the Administrative Agent pursuant to this Security Agreement;

                  (b) SECOND, to payment of that portion of the Secured Obligations constituting accrued and unpaid interest and fees, pro rata among the Lenders and their Affiliates in accordance with the amount of such accrued and unpaid interest and fees owing to each of them;

                  (c) THIRD, to payment of the principal of the Secured Obligations and the net early termination payments and any other Rate Management Obligations then due and unpaid from the Borrower to any of the Lenders or their Affiliates, pro rata among the Lenders and their Affiliates in accordance with the amount of such principal and such net early termination payments and other Rate Management Obligations then due and unpaid owing to each of them;

                  (d) FOURTH, to payment of any Secured Obligations (other than those listed above) pro rata among those parties to whom such Secured Obligations are due in accordance with the amounts owing to each of them; and

                  (e) FIFTH, the balance, if any, after all of the Secured Obligations have been satisfied, shall be distributed by the Administrative Agent to the applicable Grantor or at its direction.

                                  ARTICLE VIII
                               GENERAL PROVISIONS

         8.1. Notice of Disposition of Collateral; Condition of Collateral. Each Grantor hereby waives notice of the time and place of any public sale or the time after which any private sale or other disposition of all or any part of the Collateral may be made. To the extent such notice may not be waived under applicable law, any notice made shall be deemed reasonable if sent to the Borrower, addressed as set forth in Article IX, at least thirty days prior to
(i) the date of any such public sale or (ii) the time after which any such private sale or other disposition may be made. Administrative Agent shall have no obligation to clean-up or otherwise prepare the Collateral for sale.

         8.2. Compromises and Collection of Collateral. Each Grantor and the Administrative Agent recognize that setoffs, counterclaims, defenses and other claims may be asserted by obligors with respect to certain of the Receivables, that certain of the Receivables may be or become uncollectible in whole or in part and that the expense and probability of success in litigating a disputed Receivable may exceed the amount that reasonably may be expected to be recovered with respect to a Receivable. In view of the foregoing, each Grantor agrees that the Administrative Agent may at any time and from time to time, if a Default has occurred and is continuing, compromise with the obligor on any Receivable, accept in full payment of any Receivable such amount as the Administrative Agent in its sole discretion shall determine or abandon any Receivable, and any such action by the Administrative Agent shall be commercially reasonable so long as the Administrative Agent acts in good faith based on information known to it at the time it takes any such action.

         8.3. Secured Party Performance of Grantor's Obligations. Without having any obligation to do so, the Administrative Agent may perform or pay any obligation which any Grantor has agreed to perform or pay in this Security Agreement and such Grantor shall reimburse the Administrative Agent for any reasonable amounts paid by the Administrative Agent pursuant to this Section
8.3. Each Grantor's obligation to reimburse the Administrative Agent pursuant to the preceding sentence shall be a Secured Obligation payable on demand.

         8.4. Authorization for Secured Party to Take Certain Action. Each Grantor irrevocably authorizes the Administrative Agent at any time and from time to time in the sole discretion of the Administrative Agent and appoints the Administrative Agent as its attorney in fact (i) to execute on behalf of such Grantor as debtor and to file financing statements necessary or desirable in the Administrative Agent's sole discretion to perfect and to maintain the perfection and priority of the Administrative Agent's security interest in the Collateral,
(ii) upon the occurrence and during the continuation of a Default, to indorse and collect any cash proceeds of the Collateral, (iii) to file a carbon, photographic or other reproduction of this Security Agreement or any financing statement with respect to the Collateral as a financing statement and to file any other financing statement or amendment of a financing statement (which does not add new collateral or add a debtor) in such offices as the Administrative Agent in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of the Administrative Agent's security interest in the Collateral, (iv) to contact and enter into one or more agreements with the issuers of uncertificated securities which are Collateral owned by such Grantor and which are Securities or with financial intermediaries holding other Investment Property as may be necessary or advisable to give the Administrative Agent Control over such Securities or other Investment Property,

(v) upon the occurrence and during the continuation of a Default, subject to the terms of the Credit Agreement, to enforce payment of the Instruments, Accounts and Receivables in the name of the Administrative Agent or such Grantor, (vi) upon the occurrence and during the continuation of a Default, to apply the proceeds of any Collateral received by the Administrative Agent to the Secured Obligations as provided in Article VII and (vii) upon the occurrence and during the continuation of a Default, to discharge past due taxes, assessments, charges, fees or Liens on the Collateral (except for such Liens as are specifically permitted hereunder or under any other Loan Document), and each Grantor agrees to reimburse the Administrative Agent on demand for any reasonable payment made or any reasonable expense incurred by the Administrative Agent in connection therewith, provided that this authorization shall not relieve any Grantor of any of its obligations under this Security Agreement or under the Credit Agreement.

         8.5. Specific Performance of Certain Covenants. Each Grantor acknowledges and agrees that a breach of any of the covenants contained in Sections 4.4 or 5.2 or in Article VII hereof will cause irreparable injury to the Administrative Agent and the Holders of Secured Obligations, that the Administrative Agent and Holders of Secured Obligations have no adequate remedy at law in respect of such breaches and therefore agrees, without limiting the right of the Administrative Agent or the Holders of Secured Obligations to seek and obtain specific performance of other obligations of the Grantors contained in this Security Agreement, that the covenants of the Grantors contained in the Sections referred to in this Section 8.5 shall be specifically enforceable against the Grantors.

         8.6. Use and Possession of Certain Premises. Upon the occurrence and during the continuation of a Default, the Administrative Agent shall be entitled to occupy and use any premises owned or leased by the Grantors where any of the Collateral or any records relating to the Collateral are located until the Secured Obligations are paid or the Collateral is removed therefrom, whichever first occurs, without any obligation to pay any Grantor for such use and occupancy.

         8.7. Benefit of Agreement. The terms and provisions of this Security Agreement shall be binding upon and inure to the benefit of the Grantors, the Administrative Agent and the Holders of Secured Obligations and their respective successors and assigns (including all persons who become bound as a debtor to this Security Agreement), except that the Grantors shall not have the right to assign their rights or delegate their obligations under this Security Agreement or any interest herein, without the prior written consent of the Administrative Agent.

         8.8. Survival of Representations. All representations and warranties of the Grantors contained in this Security Agreement shall survive the execution and delivery of this Security Agreement.

         8.9. Headings. The title of and section headings in this Security Agreement are for convenience of reference only, and shall not govern the interpretation of any of the terms and provisions of this Security Agreement.

         8.10. Termination. This Security Agreement shall continue in effect (notwithstanding the fact that from time to time there may be no Secured Obligations outstanding) until (i) the Credit Agreement has terminated pursuant to its express terms and (ii) all of the Secured Obligations have been indefeasibly paid and performed in full and no commitments of the Administrative Agent or the Holders of Secured Obligations which would give rise to any Secured Obligations are outstanding.

         8.11. Entire Agreement. This Security Agreement embodies the entire agreement and understanding between the Grantors and the Administrative Agent relating to the Collateral and supersedes all prior agreements and understandings between the Grantors and the Administrative Agent relating to the Collateral.

         8.12. CHOICE OF LAW. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS) BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

         8.13. Subordination of Intercompany Indebtedness. Each Grantor agrees that any and all claims of such Grantor against any other Grantor with respect to any payment or distribution of any kind or character, either in cash, securities or other property is and shall be expressly subordinated to the Secured Obligations pursuant to those terms and conditions set forth in the Credit Agreement.

                                   ARTICLE IX
                                     NOTICES

         9.1. Sending Notices. Any notice required or permitted to be given under this Security Agreement shall be sent (and deemed received) in the manner and to the addresses set forth in Article XIII of the Credit Agreement; and any such notice delivered to the Borrower shall be deemed to have been delivered to all of the Grantors.

         9.2. Change in Address for Notices. Each of the Grantors, the Administrative Agent and the Lenders may change the address for service of notice upon it by a notice in writing to the other parties.

                                    ARTICLE X
                            THE ADMINISTRATIVE AGENT

         Bank One, NA (Main Office Chicago) has been appointed Administrative Agent for the Holders of Secured Obligations hereunder pursuant to Article X of the Credit Agreement. It is expressly understood and agreed by the parties to this Security Agreement that any authority conferred upon the Administrative Agent hereunder is subject to the terms of the delegation of authority made by the Holders of Secured Obligations to the Administrative Agent pursuant to the Credit Agreement, and that the Administrative Agent has agreed to act (and any successor Administrative Agent shall act) as such hereunder only on the express conditions contained in such Article X. Any successor Administrative Agent appointed pursuant to Article X of the Credit Agreement shall be entitled to all the rights, interests and benefits of the Administrative Agent hereunder.


                            [SIGNATURE PAGES FOLLOW]

                 SIGNATURE PAGE TO PLEDGE AND SECURITY AGREEMENT
         IN WITNESS WHEREOF, each of the Grantors and the Administrative Agent have executed this Security Agreement as of the date first above written.



                                 HEADWATERS INCORPORATED, as a Grantor


                                 By   /s/ Steven G. Stewart
                                    --------------------------------------------
                                 Name:  Steven G. Stewart
                                 Title: Chief Financial Officer







                                 COVOL SERVICES CORPORATION,
                                 HEADWATERS CLEAN COAL CORP.,
                                 HEADWATERS HEAVY OIL, INC.,
                                 HEADWATERS NANOKINETIX, INC.,
                                 HEADWATERS OLYSUB CORPORATION,
                                 HEADWATERS TECHNOLOGY INNOVATION
                                      GROUP, INC.,
                                 HTI CHEMICAL SUBSIDIARY, INC.
                                 HYDROCARBON TECHNOLOGIES, INC.,
                                      each as a Guarantor


                                 By   /s/ Harlan M. Hatfield
                                    --------------------------------------------
                                 Name:  Harlan M. Hatfield
                                 Title: Vice President, General Counsel and
                                        Secretary

                                 ACM GEORGIA, INC.,
                                 AMERICAN CONSTRUCTION MATERIALS, INC.,
                                 GLOBAL CLIMATE RESERVE CORPORATION,
                                 ISG LIBERTY, INC.,
                                 ISG RESOURCES, INC.,
                                 BEST MASONRY & TOOL SUPPLY, INC.,
                                 LEWIS W. OSBORNE, INC.,
                                 UNITED TERRAZZO SUPPLY CO., INC.,
                                 MAGNA WALL, INC.,
                                 ISG MANUFACTURED PRODUCTS, INC.,
                                 ISG PARTNER, INC.,
                                 ISG SERVICES CORPORATION,
                                 ISG SWIFT CRETE, INC.,
                                 DON'S BUILDING SUPPLY, L.P.,
                                 PALESTINE CONCRETE TILE COMPANY, L.P.,
                                      each as a Guarantor


                                 By       /s/ Brett A. Hickman
                                    --------------------------------------------
                                 Name:  Brett A. Hickman
                                 Title: Senior Vice President, General Counsel
                                        and Secretary

                                 BANK ONE, NA, as Administrative Agent

                                 By:   /s/ Tony C. Nielsen
                                    --------------------------------------------
                                 Name:  Tony C. Nielsen
                                 Title:  First Vice President

                                                   SCHEDULE 3.4

See Exhibit A.

                                                       EXHIBIT A
                            (See Sections 3.3, 3.4, 3.5 and 4.1.7 of Security Agreement)

Place of business (if Grantor has only one place of business) or chief executive office (if Grantor has more than one place of business) and mailing address:
Headwaters Incorporated                                                            ACM Georgia, Inc.
(f/k/a/ Covol Technologies, Inc.)
                                                                                   Chief Executive Office:
Chief Executive Office:                                                            10653 S. River Front Parkway, Suite 300
10653 S. River Front Parkway, Suite 300                                            South Jordan, UT 84095
South Jordan, UT 84095
                                                                                   Principal Place of Business: Same
Principal Place of Business: Same


American Construction Materials, Inc.                                              Best Masonry & Tool Supply, Inc.

Chief Executive Office:                                                            Chief Executive Office:
10653 S. River Front Parkway, Suite 300                                            10653 S. River Front Parkway, Suite 300
South Jordan, UT 84095                                                             South Jordan, UT 84095

Principal Place of Business: Same                                                  Principal Place of Business:
                                                                                   16745 W. Hardy Road
                                                                                   Houston, TX 77060

                                                       1

Covol Services Corporation                                                         Don's Building Supply, L.P.

Chief Executive Office:                                                            Chief Executive Office:
10653 S. River Front Parkway, Suite 300                                            10653 S. River Front Parkway, Suite 300
South Jordan, UT 84095                                                             South Jordan, UT 84095

Principal Place of Business: Same                                                  Principal Place of Business:
                                                                                   2327 Langford Street
                                                                                   Dallas, TX 75208


Global Climate Reserve Corporation                                                 Headwaters Clean Coal Corp.

Chief Executive Office:                                                            Chief Executive Office:
10653 S. River Front Parkway, Suite 300                                            10653 S. River Front Parkway, Suite 300
South Jordan, UT 84095                                                             South Jordan, UT 84095

Principal Place of Business: Same                                                  Principal Place of Business: Same


Headwaters Heavy Oil, Inc.                                                         Headwaters NanoKinetix, Inc.

Chief Executive Office:                                                            Chief Executive Office:
10653 S. River Front Parkway, Suite 300                                            10653 S. River Front Parkway, Suite 300
South Jordan, UT 84095                                                             South Jordan, UT 84095

Principal Place of Business:                                                       Principal Place of Business:
1501 New York Avenue                                                               1501 New York Avenue
Lawrenceville, NJ 08648                                                            Lawrenceville, NJ 08648

                                                       2

Headwaters Olysub, Corporation dba Industrial Services Group                       Headwaters Technology Innovation Group, Inc.

Chief Executive Office:                                                            Chief Executive Office:
10653 S. River Front Parkway, Suite 300                                            10653 S. River Front Parkway, Suite 300
South Jordan, UT 84095                                                             South Jordan, UT 84095

Principal Place of Business: Same                                                  Principal Place of Business:
                                                                                   1501 New York Avenue
                                                                                   Lawrenceville, NJ 08648


HTI Chemical Subsidiary, Inc. (f/k/a Chemsampco, Inc.)                             Hydrocarbon Technologies of Canada, Inc.

Chief Executive Office:                                                            Chief Executive Office:
10653 S. River Front Parkway, Suite 300                                            10653 S. River Front Parkway, Suite 300
South Jordan, UT 84095                                                             South Jordan, UT 84095

Principal Place of Business:                                                       Principal Place of Business:
1501 New York Avenue                                                               4104 97th Street, Suite 212
Lawrenceville, NJ 08648                                                            Edmonton
                                                                                   Alberta Canada
                                                                                   T6E 5Y6

                                                       3

Hydrocarbon Technologies, Inc.                                                     ISG Canada Limited

Chief Executive Office:                                                            Chief Executive Office:
10653 S. River Front Parkway, Suite 300                                            10653 S. River Front Parkway, Suite 300
South Jordan, UT 84095                                                             South Jordan, UT 84095

Principal Place of Business:                                                       Principal Place of Business: Same
1501 New York Avenue
Lawrenceville, NJ 08648


ISG Int'l FSC, Inc.                                                                ISG Liberty, Inc.

Chief Executive Office:                                                            Chief Executive Office:
10653 S. River Front Parkway, Suite 300                                            10653 S. River Front Parkway, Suite 300
South Jordan, UT 84095                                                             South Jordan, UT 84095

Principal Place of Business: Same                                                  Principal Place of Business: Same


ISG Manufactured Products, Inc.                                                    ISG Partner, Inc.

Chief Executive Office:                                                            Chief Executive Office:
10653 S. River Front Parkway, Suite 300                                            10653 S. River Front Parkway, Suite 300
South Jordan, UT 84095                                                             South Jordan, UT 84095

Principal Place of Business: Same                                                  Principal Place of Business: Same

                                                       4

ISG Resources, Inc. (f/k/a JTM Industries, Inc.)                                   ISG Services Corporation

Chief Executive Office:                                                            Chief Executive Office:
10653 S. River Front Parkway, Suite 300                                            10653 S. River Front Parkway, Suite 300
South Jordan, UT 84095                                                             South Jordan, UT 84095

Principal Place of Business: Same                                                  Principal Place of Business: Same


ISG Swift Crete, Inc.                                                              Lewis W. Osborne, Inc.

Chief Executive Office:                                                            Chief Executive Office:
10653 S. River Front Parkway, Suite 300                                            10653 S. River Front Parkway, Suite 300
South Jordan, UT 84095                                                             South Jordan, UT 84095

Principal Place of Business: Same                                                  Principal Place of Business:
                                                                                   16005 Phoebe Avenue
                                                                                   La Mirada, CA 950638


Magna Wall, Inc.                                                                   Palestine Concrete Tile Company, L.P.

Chief Executive Office:                                                            Chief Executive Office:
10653 S. River Front Parkway, Suite 300                                            10653 S. River Front Parkway, Suite 300
South Jordan, UT 84095                                                             South Jordan, UT 84095

Principal Place of Business:                                                       Principal Place of Business:
16745 W. Hardy Road                                                                2500 W. Regan
Houston, TX 77060                                                                  Palestine, TX 75802

                                                       5

United Terrazzo Supply Co., Inc.

Chief Executive Office:
10653 S. River Front Parkway, Suite 300
South Jordan, UT 84095

Principal Place of Business:
16005 Phoebe Avenue
La Mirada, CA 950638


Locations of Real Property, Inventory, Equipment and Fixtures:
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
                                                                                                                          OWNED REAL
           DESCRIPTION                           ADDRESS                              CITY         STATE        ZIP        PROPERTY
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
Headwaters Incorporated       10653 S. River Front Pkwy, Ste 300              South Jordan           UT        84095
Corporate Office
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
Headwaters                    Whitmore Canyon, North Sunnyside, Carbon                               UT
Sunnyside Property            County
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
HTIG                          1501 New York Avenue                            Lawrenceville          NJ        08648         Yes
New Jersey Facility
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
HTI                           4104 97th Street, Suite 212                     Edmonton            Alberta     T6E 5Y6
Canadian Office                                                                                    Canada
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
HTIG                          1 Rui Jing Road (South), Hai Xing Plaza,        Shanghai            PR China    200023
China Shanghai Office         9th Floor, Suite C
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 346 Rheem Boulevard, Ste 102                    Moraga                 CA        94556
California Office
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------

                                                               6

----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
                                                                                                                          OWNED REAL
           DESCRIPTION                           ADDRESS                              CITY         STATE        ZIP        PROPERTY
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
FlexCrete Pilot Plant         349 W. 700 S.                                   Salt Lake City         UT        84101
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 4043 North Euclid Avenue                        Bay City               MI        48706
Northern Region Headquarters
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 Mail to:  PO Box 224                            Salix                  IA        50154
Iowa Office                   Ship to:  2761 Port Neal Circle
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 Mail to:  PO Box 370                            Hurricane              WV        25526
Amos                          Ship to:  130 Roger Circle
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 2133 Lake Road East                             Ashtabula              OH        44004
Ashtabula
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 33570 Lake Road                                 Avon Lake              OH        44012
Avon Lake
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 246 Bailly Station Road                         Chesterton             IN        46304
Bailly
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 10901 Baldwin Road                              Baldwin                IL        62217
Baldwin
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 4701 Bayshore Rd                                Oregon                 OH        43616
Bay Shore
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 Mail to:  PO Box 280                            Bloomsburg             PA        17815
Bloomsburg                    Ship to:  165 Wagner
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 2754 Deadrick Avenue SE                         Buffalo                MN        55313
Buffalo Terminal
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 4282 Sullivan Slough Road                       Burlington             IA        52601
Burlington
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 7584 N. Lake Shore                              West Olive             MI        49460
Campbell
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 228 Cayuga Drive                                Lansing                NY        14882
AES Cayuga
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 West Highway 56                                 Madison                IN        47250
Clifty Creek
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 2843 Third Street                               Underwood              ND        58576
Coal Creek
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 2115 Navajo St                                  Council Bluffs         IA        51501
Council Bluffs
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 10 Erie Road                                    East Lake              OH        44095
East Lake
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 7800 S. Cilco Lane                              Bartonville            IL        61607
Edwards Station
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 Route #7                                        Cheshire               OH        45620
Gavin
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------

                                                               7

----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
                                                                                                                          OWNED REAL
           DESCRIPTION                           ADDRESS                              CITY         STATE        ZIP        PROPERTY
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 Mail to:  PO Box 462                            Gilberton              PA        17934
Gilberton                     Ship to:  1285 West Center Street               Mahoney City           PA        17948
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 RR #1, Box 200 AA                               Hennepin               IL        61327
Hennepin
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 Mail to:  PO Box 276                            Esperance              NY        12066
Howes Cave                    Ship to: 617 Conover Road
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 Duffield & Van Keuren Avenues                   Jersey City            NJ        07306
Hudson Station
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 3001 Dickey Road                                East Chicago           IL        46312
Indiana Harbor
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 PO Box 110, Route 60                            Glasgow                WV        25065
Kanawha River
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 2001 Beaver Channel Parkway                     Clinton                IA        52733
Kapp
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 2555 Weadock Highway                            Essexville             MI        48732
Karn
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 The North 100 feet of Lots 8,9, and 10 all in   Faribault Count        MN                      Yes
Winnebago                     block 36 of the Plat of Winnebago City (now
                              Winnebago), as of public record, Fairbault
                              County, Minnesota
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 21778 Highview Ave.                             Lakeville              MN        55044
Lakeville Storage
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 E. 55th & Marginal                              Cleveland              OH        44101
Lake Shore
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 2320 Power Plant Road                           Lansing                IA        52151
Lansing
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 500 Shell Road                                  Carney's Point         NJ        08069
Logan
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 Mail to:  PO Box 216                            Fruitland              IA        52749
Louisa                        Ship to: 8602 172 Street                        Muscatine              IA        52761
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 Wabash Street at the Lake                       Michigan City          IN        46360
Michigan City
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 Mail to: 14660 Dixie Hwy                        Louisville             KY        40272
Mill Creek                    Ship to: 7705 Marie Anna W.                     Louisville             KY        40258
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 Broad Run Road, Box 209                         New Haven              WV        25265
Mountaineer
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------

                                                               8

----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
                                                                                                                          OWNED REAL
           DESCRIPTION                           ADDRESS                              CITY         STATE        ZIP        PROPERTY
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 20991 Power Plant Road                          Chillicothe            IA        52548
Ottumwa
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 6925 N State Road                               Petersburg             IN        47567
Petersburg Station
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 Mail to:  PO Box 224                            Salix                  IA        50154
Port Neal                     Ship to:  305 Anderson Street                   Sloan                  IA        50154
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 3300 C Street, SW                               Cedar Rapids           IA        52404
Prairie Creek
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 Mail to:  PO Box 216                            Fruitland              IA        52749
Riverside                     Ship to:  6001 State Street                     Bettendorf             IA        52808
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 1101 Beach Ave.                                 Rochester              NY        14612
Russell Station
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 Route 7                                         Stratton               OH        43961
Sammis
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 2723 E. 1500 N.                                 Wheatfield             IN        46392
Schahfer
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 1551 W. Wakefield                               Sikeston               MO        63801
Sikeston
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 141 Depot Road                                  Uncasville             CT        06382
Thames
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 Route 1, Box 87                                 Clifton Hill           MO        65244
Thomas Hill
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 487 Corn Creek                                  Bedford                KY        40006
Trimble County
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 40000 W Becker Drive                            Bartonville            IL        60607
Wallace Station
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 4525 1/2 Erie Road                              Erie                   MI        48133
Whiting
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 #1 Cesson Lane                                  Alton                  IL        62006
Woodriver
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 3045 W.  28th Street                            Pine Bluff             AR        71603
Southern Region Headquarters
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 Mail to: PO Box 3734                            Alpharetta             GA        30023
SE Area Dispatch              Ship to: 1013 Addison Lane                      Alpharetta             GA        30005
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 2650 Highway 113, SW                            Taylorsville           GA        30178         Yes
MTRF
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------

                                                               9

----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
                                                                                                                          OWNED REAL
           DESCRIPTION                           ADDRESS                              CITY         STATE        ZIP        PROPERTY
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 157 W. Shadowpoint Circle                       The Woodlands          TX        77381
Regional VP Office
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 Virginia Secondary State, Route #12             Altavista              VA                      Yes
Altavsta                      Campbell County
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 322 Covered Bridge Rd., SW                      Cartersville           GA        30120
Bowen
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 Mail to: PO Box 356                             Bremond                TX        76629
Bremond                       Fed Ex to: 8 Mile N. of Calvert TX Hwy 6        Calvert                TX        77837
                              UPS to: State Highway 6                         Bremond                TX        76629
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 104 Garden Road                                 Clifton                TN        37716         Yes
Bull Run
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 Mail to:  PO Box 720                            Leland                 NC        28451         Yes
Cape Fear                     Ship to: 2250 Commerce Dr.
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 Mail to:  PO Box 56                             Cleveland              VA        24225
Clinch River                  Ship to:  AEP/Clinch River Corner of
                              Intersections Rtes 664 & 665
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 601 E. College St.                              Lewisville             TX        75057
Dallas Terminal
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 Mail to:  PO Box 955                            Mansfield              LA        71052
Dolet Hills                   Ship to:  963 Power Plant Rd.
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 26433 Crossroads Dr.                            Franklin               VA
Franklin
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 Mail to:  PO Box 40, 31972 Highway 25           Wilsonville            AL        35186
Gaston                        Ship to:  Route 25 c/o Gaston Plant
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 Mail to:  PO Box 64                             Glen Lyn               VA        24093
Glen Lyn                      Ship to:  Route 64 off Route 460
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 464 Gorgas Road                                 Gorgas                 AL        35580
Gorgas
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 500 E. Reynolds Road                            Arkadelphia            AR        71923
Gum Springs
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 Mail to:  PO Box 297                            Newark                 AR        72562
Independence                  Ship to:  555 Point Ferry Rd                    Newark                 AR        72562
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 1202 Bellwood Road                              Richmond               VA        23237
James River
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 North 8th Street                                Fernandina Beac        FL        32034
Jefferson Smurfitt
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------

                                                               10

----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
                                                                                                                          OWNED REAL
           DESCRIPTION                           ADDRESS                              CITY         STATE        ZIP        PROPERTY
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 Mail to:  PO Box 644                            LaGrange               TX        78945
LCRA Fayette Power Project    Ship to:  6549 Power Plant Rd.                  LaGrange               TX        78945
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 Mail to:  PO Box 929                            Jewett                 TX        75846
Limestone                     Ship to: FM 39, Gate 6
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
Martin Lake                   Mail to:  PO Box 647                            Tatum                  TX        75691
                              Ship to:  8850 FM 2658 N
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 Mail to:  PO Box 910                            Westlake               LA        70669
Westlake                      Ship to:  Houston River Road, Nelson Cole
                              Power Plant, Gate #5
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 520 Calico Drive                                Pacolet                SC        29372         Yes
Pacolet Terminal
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 PO Box 38                                       Thompsons              TX        77481
Parish
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 PO Box 1415                                     Hallsville             TX        75650
Pirkey
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 11951 Pate Road                                 Pensacola              FL        32534
Plant Crist
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 Mail To:  PO Box 1069                           Ackerman               MS        39735
Red Hills                     Ship to:  Rt. 2 Box 31 Pensacola Road
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 Mail To:  PO Box 10                             Boyce                  LA        71409
Rodemacher                    Ship to:  101 Rodemacher Road                   Lena                   LA        71447
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 Mail to:  PO Box 278                            Cason                  TX        75636
Welsh                         Ship to:  1 mi. N. of Hwy 11 on FM1735
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 Mail to:  PO Box 100                            Jefferson              AR        72079
White Bluff                   Ship to:  1150 Kearney Road                     Redfield               AR        72132
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 10653 S. River Front Pkwy, Ste 300              Salt Lake City         UT        84095
Western Region Headquarters
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 95 North 200 East                               American Fork          UT        84003
American Fork Terminal
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 Mail to: 1973 N. Nellis #483                    N. Las Vegas           NV        89124
Apex Transloading Facility    Ship to:  11458 US Hwy 93                       Las Vegas              NV        89115
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 7414 Marine Drive                               Bellingham             WA        98225
Bellingham Terminal
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 Mail to:  PO Box 665                            Delta                  UT        84524
Carbon Plant                  Ship to:                                        Helper                 UT        84526
                              Hwy 6 - 3 Miles North of Helper
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------

                                                               11

----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
                                                                                                                          OWNED REAL
           DESCRIPTION                           ADDRESS                              CITY         STATE        ZIP        PROPERTY
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 Mail to:  PO Box 237                            Centralia              WA        98531
Centralia Plant               Ship to:  913 Big Hanaford Road
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 Mail to: PO Box 237                             Centralia              WA        98531         Yes
Centralia Storage             Ship to:  1720 Lum Road
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 Mail to: PO Box 38                              Colstrip               MT        59323
Colstrip Plant                Ship to:  Willow Ave. & Warehouse Road
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 Mail to:  PO Box 30495                          Billings               MT        59007
Corette Plant                 Ship to:  301 Charlene St.                      Billings               MT        59010
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 Mail to:  PO Box 1347                           Craig                  CO        81626
Craig Plant                   Ship to:  2101 S. Ranney Street                 Craig                  CO        81625
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 Mail to:  PO Box 794                            Glenrock               WY        82637
Dave Johnston Plant           Ship to:  1591 Tank Farm Road
                              Coal Company Route
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 Mail to:  PO Box 665                            Delta                  UT        84624
Delta Plant                   Ship to:  850 W Brushwellman Rd
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 8850 Yosemite Street                            Henderson              CO        80640         Yes
Irondale (Denver Terminal)
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 230 Dunphy Rd D5                                Battle Mountain        NV        89820
Dunphy Terminal
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 7321 E. 88th Street, Suite 200                  Henderson              CO        80640
Dupont Terminal
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 Mail to:  PO Box 840                            Fernley                NV        89408
Fernley Terminal              Ship to: 75 BN Center (30mi east of Reno)       Fernley                NV        89408
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 3440 S. Willow                                  Fresno                 CA        93725
Fresno Terminal
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 Mail to:  PO Box 205                            Harrisburg             OR        97446
Harrisburg Terminal           Ship to:  23505 Peoria Road                     Harrisburg             OR        97446
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 12795 East Ute                                  Hayden                 CO        81639
Hayden Plant
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 2.5 Miles South Utah Hwy. 10                                           UT
Hunter Plant                  Mail to:  PO Box 619                            Castle Dale            UT        84513
                              Ship to: 465 West Cottonwood                    Ferron                 UT        84513
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 1 Mile West Hwy. 31                             Huntington             UT
Huntington Plant              Mail to: PO Box 619                             Ferron                 UT        84528
                              Ship to: 465 West Cottonwood                                           UT        84523
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------

                                                               12

----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
                                                                                                                          OWNED REAL
           DESCRIPTION                           ADDRESS                              CITY         STATE        ZIP        PROPERTY
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 35 Miles East of Rock Springs                   Point of Rock          WY        82942
Jim Bridger Plant             Mail and Ship to:                               Rock Springs           WY        82901
                              1993 Dewar Drive  No. 1, PMB 277
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 Mail to: PO Box 1346                            Wheatland              WY        82201
Laramie River Plant           Ship to: 347 Greyrocks Road                     Wheatland              WY        82201
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 Highway 23, South of Sydney                     Sidney                 MT        59270
Lewis & Clark Station
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 630 East King Street                            Meridian               ID        83642
Meridian Terminal
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 6520 Defmet Road                                Missoula               MT        59802
Missoula Terminal
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 Mail to: PO Box 109                             Kemmerer               WY        83101
Naughton Plant                Ship to: 5 miles SW of Kemmerer                 Kemmerer               WY        83101
                              on Hwy 189
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 Mail to: PO Box 4750                            Page                   AZ        86040
Navajo Plant                  Ship to: 5 Miles East of Page, Hwy 98           Page                   AZ        86040
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 20 Caplino Way                                  New Westminster    BC, Canada   V3L 5H2
New Westminster Term.
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 2911 Pacific Avenue                             Ogden                  UT        84409         Yes
Ogden Storage Terminal
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 610 West River Street                           Pasco                  WA        99301
Pasco Terminal
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 Mail to:  PO Box 300                            Paul                   ID        83347
Paul Terminal                 Ship to: 100 South 400 West                     Paul                   ID        83347
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 1345 E. Philadelphia St, Ste 100                Pomona                 CA        91766         Yes
Pomona Terminal
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 876 Seaport Blvd.                               Redwood City           CA        94063
Redwood City Terminal
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 1501 S. River Road                              West Sacramento        CA        95691
Sacramento Terminal
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 3203 E. Main                                    Spokane                WA        98225
Spokane Terminal
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 2025 W. Hasleton Ave.                           Stockton               CA        95203
Stockton
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
ISG Resources                 4417 Sundance Road                              Edmonton        Alberta, Canada T0E 0N0
Sundance
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------

                                                               13

----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
                                                                                                                          OWNED REAL
           DESCRIPTION                           ADDRESS                              CITY         STATE        ZIP        PROPERTY
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
Palestine                     Mail to:  PO Box 2508                           Palestine              TX        75802         Yes
Palestine Plant               Ship to:  2500 W. Regan                         Palestine              TX        75802
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
Best Masonry                  5033 Callaghan Road                             San Antonio            TX        78228         Yes
Laboratory & Bagging Plant
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
Best Masonry                  16745 W. Hardy Road                             Houston                TX        77060
(Retail Store)
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
Best Masonry                  5014 Callaghan Road                             San Antonio            TX        78228         Yes
(Retail Store)
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
Best Masonry                  14702 Jersey Shore Drive                        Houston                TX        77047         Yes
(Retail Store)
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
Don's Building Supply         Mail to:  PO Box 224289                         Dallas                 TX        75222         Yes
(Retail Store & Bagging       Ship to:  2327 Langford Street                  Dallas                 TX        75208
Plant)
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
Don's Bldg Supply             300 N. Throckmorton #101                        McKinney               TX        75069
(Retail Store)
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
Palestine                     2202 Chalk Hill Road                            Dallas                 TX        75212
Dallas Plant
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
Best Masonry #3               3405 Martin Farm Rd. Bldg 200                   Suwanee                GA        30024
(Retail Store)
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------
L.W. Osborne /                16005 Phoebe Avenue                             La Mirada              CA        90638         Yes
United Terrazzo
Bagging Facility
----------------------------- ----------------------------------------------- --------------- --------------- ---------- -----------

                                                               14

                                                     EXHIBIT B

                                     (See Section 4.10 of Security Agreement)

                                                INTELLECTUAL PROPERTY

(1) Patents

--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
      Grantor                 Patent            Country      Patent No.     Applic. No.   Filing Date     Issue Date
                              Titles
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
ISG Resources, Inc.   Sludge Stabilizing      U.S.A.        5,040,900                                  08/20/91
                      Method & Apparatus
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
ISG Resources, Inc.   Sludge Stabilizing      U.S.A.        4,943,165                                  07/24/90
                      Method & Apparatus
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
ISG Resources, Inc.   Mixer Apparatus and     U.S.A.        5,094,541                                  03/10/92
                      Method of Blending
                      Various Materials
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
ISG Resources, Inc.   Artificial Reefs        U.S.A.        5,199,377                                  04/06/93
                      Manufactured from
                      Coal Combustion
                      By-Products
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
ISG Resources, Inc.   Method & Apparatus      U.S.A.        5,299,692                                  04/05/94
                      for Reducing Carbon
                      Content in
                      Particulate Mixtures
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
ISG Resources, Inc.   Asphaltic Roofing       U.S.A.        5,391,417                                  02/21/95
                      Material with Class F
                      Fly Ash Filler
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
ISG Resources, Inc.   Apparatus for           U.S.A.        5,433,520                                  07/18/95
                      Continuously
                      Processing
                      Particulate
                      Cementitious Material
                      & Fly Ash Solids, Etc.
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
ISG Resources, Inc.   Use of Alumina Clay     U.S.A.        5,693,137                                  01/16/96
                      with Cement Fly Ash
                      Mixtures
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
ISG Resources, Inc.   Method & Apparatus      U.S.A.        5,513,755                                  05/07/96
                      for Reducing Carbon
                      Content in Fly Ash
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
ISG Resources, Inc.   Method of Making        U.S.A.        5,565,239                                  10/15/96
                      Asphaltic Roofing
                      Material Containing
                      Class F Fly Ash
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
ISG Resources, Inc.   Ultrasonic &            U.S.A.        5,840,179                                  11/24/98
                      Conditioning & Wet
                      Scrubbing of Fly Ash
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
ISG Resources, Inc.   Ultrasonic              U.S.A.        5,988,396                                  11/23/99
                      Conditioning & Wet
                      Fly Ash
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------

                                                               1

--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
      Grantor                 Patent            Country      Patent No.     Applic. No.   Filing Date     Issue Date
                              Titles
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
ISG Resources, Inc.   Asphaltic Roofing       Canada        2,068,362                     05/11/92     05/31/94
                      Material and Method
                      with Fly Ash Filler
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
ISG Resources, Inc.   Use of Alumina Clay     Australia     683,101                       10/17/94     10/30/97
                      with Cement Fly Ash
                      Mixtures
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
ISG Resources, Inc.   Ultrasonic              Mexico                       9911702        12/14/99
                      Conditioning and Wet
                      Scrubbing of Fly Ash
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
ISG Resources, Inc.   Masonry, Mortar and     U.S.A.                       10/088,291     03/14/02
                      Stucco Cement
                      Compositions
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
ISG Resources, Inc.   Masonry, Mortar and     Canada        2,385,606                                  9/21/00
                      Stucco Cement
                      Compositions
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
ISG Resources, Inc.   Fixation and            Canada                       2,071,139      06/12/92
                      Utilization of Ash
                      Residue From the
                      Incineration of
                      Municipal Solid Waste
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
ISG Resources, Inc.   Fixation and            U.S.A.        5,196,620                                  3/23/93
                      Utilization of Ash
                      Residue from the
                      Incineration of
                      Municipal Solid Waste
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
ISG Resources, Inc.   Control of Ammonia      Int"l                        PCT            03/07/01
                      Emission from                                        US01/07207
                      Ammonia-Laden Fly Ash
                      in Concrete
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
ISG Resources, Inc.   Control of Ammonia      U.S.A.                       10/130333      09/23/02
                      Emission from Ammonia
                      Laden Fly Ash in
                      Concrete
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
ISG Resources, Inc.   Control of Ammonia      European                     01916439.1     03/07/01
                      Emission from Ammonia
                      Laden Fly Ash in
                      Concrete
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
ISG Resources, Inc.   Ultrasonic              Canada                       2,292,634      06/17/98
                      Conditioning and Wet
                      Scrubbing of Fly Ash
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
ISG Resources, Inc.   Fiber Reinforced        U.S.A.                       09/871,089     05/31/01
                      Aerated Cellular
                      Concrete and Methods
                      of Making Same
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------

                                                               2

--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
      Grantor                 Patent            Country      Patent No.     Applic. No.   Filing Date     Issue Date
                              Titles
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
ISG Resources, Inc.   Method for              U.S.A.                       10/228,008     8/26/02
                      Accelerating Setting
                      of Cement and the
                      Compositions Produced
                      Therefrom
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
ISG Resources, Inc.   Method for Delaying     U.S.A.                       10/228,009     08/24/01
                      the Set Time of
                      Cement and the
                      Compositions Produced
                      Therefrom
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
ISG Resources, Inc.   Reduction of Ammonia    U.S.A.                       60/375,550     04/24/02
                      in Flue Gas and Fly
                      Ash
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
ISG Resources, Inc.   Cementitious Mixtures   U.S.A.                       60/475,594     06/04/03
                      and Methods of Use
                      Thereof
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
Headwaters            Reclaiming and          U.S.A.        5,453,103                                  09/26/95
Incorporated          Utilizing Discarded
                      and Newly formed Coke
                      Breeze, Coal Fines,
                      and Blast Furnace
                      Revert Materials and
                      Related Methods
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
Headwaters            Reclaiming and          U.S.A.        5,487,764                                  01/30/96
Incorporated          Utilizing Discarded
                      and Newly formed Coke
                      Breeze, Coal Fines,
                      and Blast Furnace
                      Revert Materials and
                      Related Methods
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
Headwaters            Process for             U.S.A.        5,589,118                                  12/31/96
Incorporated          Recovering Iron from
                      Iron-Containing
                      Material
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
Headwaters            Reclaiming and          U.S.A.        5,599,361                                  02/04/97
Incorporated          Utilizing Discarded
                      and Newly formed Coke
                      Breeze, Coal Fines,
                      and Blast Furnace
                      Revert Materials and
                      Related Methods
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
Headwaters            Process for             U.S.A.        5,738,694                                  04/14/98
Incorporated          Recovering Iron from
                      Iron-Containing
                      Material
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
Headwaters            Blast Furnace Fuel      U.S.A.        5,752,993                                  05/19/98
Incorporated          From Reclaimed
                      Carbonaceous
                      Materials and Related
                      Methods
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------

                                                               3

--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
      Grantor                 Patent            Country      Patent No.     Applic. No.   Filing Date     Issue Date
                              Titles
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
Headwaters            Process for Reduction   U.S.A.        5,807,420                                  09/15/98
Incorporated          of Iron with Solid
                      Fuel Objects as
                      Amended by Exam
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
Headwaters            Process of Coal         U.S.A.        5,238,629                                  08/24/93
Incorporated          Agglomeration
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
Headwaters            Process for             U.S.A.        5,922,261                                  07/13/99
Incorporated          Recovering Iron From
                      Iron-Rich Matl
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
Hydrocarbon           Method for the          U.S.A.        5,190,668                                  03/02/93
Technologies, Inc.    Removal of Volatile
                      Organic Compounds
                      from Water
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
Hydrocarbon           One Step Carboxylic     U.S.A.        5,210,319                                  03/11/93
Technologies, Inc.    Acid Production
                      Process
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
Hydrocarbon           Process for             U.S.A.        5,389,691                                  02/14/95
Technologies, Inc.    Co-Recycling Tires
                      and Oil
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
Hydrocarbon           Process for             U.S.A.        5,470,384                                  11/28/95
Technologies, Inc.    Co-Recycling Tires
                      and Oil
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
Hydrocarbon           Process for             U.S.A.        5,735,948                                  04/07/98
Technologies, Inc.    Co-Recycling Tires
                      and Oil
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
Hydrocarbon           Supported Catalyst      U.S.A.        5,851,948                                  12/22/98
Technologies, Inc.    and Process for
                      Catalytic Oxidation
                      of Volatile Organic
                      Compounds
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
Hydrocarbon           Dispersed               U.S.A.        5,866,501      08/609759      02/23/96     02/02/99
Technologies, Inc.    Anion-Modified Iron
                      Oxide Catalysts for
                      Hydroconversion
                      Process
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
Hydrocarbon           Dispersed               U.S.A.        5,871,638      08/742541      11/01/96     02/16/99
Technologies, Inc.    Anion-Modified
                      Phosphorus-Promoted
                      Iron Oxide Catalysts
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
Hydrocarbon           Iron-Based Ionic        U.S.A.        6,139,723      09/238310      01/28/99     10/31/00
Technologies, Inc.    Liquid Catalyst for
                      Hydroprocessing
                      Carbonaceious Feeds
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
Hydrocarbon           Catalyst and Process    U.S.A.        6,168,775      09/140265      08/26/98     01/02/01
Technologies, Inc.    for Direct Catalytic
                      Production of
                      Hydrogen Peroxide
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------

                                                               4

--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
      Grantor                 Patent            Country      Patent No.     Applic. No.   Filing Date     Issue Date
                              Titles
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
Hydrocarbon           Catalytic Multi-Stage   U.S.A.        6,190,542      09/241505      02/01/99     02/20/01
Technologies, Inc.    Hydrogenation of
                      Hydrocarbon Feed
                      Materials
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
Hydrocarbon           Catalytic               U.S.A.        6,270,655      09/533300      03/22/00     08/07/01
Technologies, Inc.    Hydroconversion of
                      Chemically Digested
                      Organic-Municipal
                      Solid Waste Materials
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
Hydrocarbon           Skeletal Iron           U.S.A.        6,265,451      09/399853      09/21/99     07/24/01
Technologies, Inc.    Catalyst and Its
                      Preparation for
                      Fischer-Tropsch
                      Synthesis Processes
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
Hydrocarbon           Skeletal Iron           U.S.A.        6,277,895      09/399852      09/21/99     08/21/01
Technologies, Inc.    Catalyst Having
                      Improved Attrition
                      Resistance and
                      Product Selectivity
                      in Slurry-Phase
                      Synthesis Processes
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
Hydrocarbon           Catalytic Multi-Stage   China                        00130567.0     09/28/00
Technologies, Inc.    Process for
                      Hydroconversion and
                      Refining Hydrocarbon
                      Feeds
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
Hydrocarbon           "Dispersed              China                        98122746.5     11/30/98
Technologies, Inc.    Anion-Modified
                      Phosphorus-Promoted
                      Iron Oxide Catalysts"
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
Hydrocarbon           Catalytic oxidation     U.S.A.        5,851,948      08/700201      08/20/96     12/22/98
Technologies, Inc.    of volatile organic
                      compounds
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
Hydrocarbon           Treating Municipal      U.S.A.        6,000,639      09/099981      06/19/98     12/14/99
Technologies, Inc.    Solid Waste for
                      Producing Hydrocarbon
                      Fuel Products
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
Hydrocarbon           "Dispersed              Hong Kong                    00105424.5     08/30/00
Technologies, Inc.    Anion-Modified
                      Phosphorus-Promoted
                      Iron Oxide Catalysts"
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
Hydrocarbon           Method for the          Canada                       2,120,364      09/29/92
Technologies, Inc.    Removal of Volatile
                      Organic Compounds
                      from Water
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
Hydrocarbon           One Step Carboxylic     Canada                       2,102,119      03/01/93
Technologies, Inc.    Acid Production
                      Process
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
Hydrocarbon           Catalyst and Process    U.S.A.                       10/038,120     11/09/01
Technologies, Inc.    for Oxidative Removal
                      of NOx from
                      Combustion Gases
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------

                                                               5

--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
      Grantor                 Patent            Country      Patent No.     Applic. No.   Filing Date     Issue Date
                              Titles
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
Hydrocarbon           Catalyst and Process    U.S.A.        Abandoned      09/225082      01/04/99
Technologies, Inc.    for Oxidative Removal
                      of NOx  from
                      Combustion Gases
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
Hydrocarbon           Regeneration of Used    U.S.A.                       09/745,510     12/22/00
Technologies, Inc.    Supported Noble Metal
                      Catalysts
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
Hydrocarbon           Separation of           U.S.A.        6,476,086      09/825,802     04/04/01     11/05/02
Technologies, Inc.    Fischer-Tropsch
                      Catalyst from
                      Liquid/Wax Products
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
Hydrocarbon           Process for Selective   U.S.A.        6,500,968      09/733,154     12/08/00     12/31/02
Technologies, Inc.    Oxidation of Organic
                      Feed Stocks with
                      Hydrogen Peroxide
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
Hydrocarbon           Integrated Process      U.S.A.        6,532,661      09/996,920     11/30/01     03/18/03
Technologies, Inc.    and Dual-Functional
                      Catalyst for Olefin
                      Epoxidation
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
Hydrocarbon           Stable Carbonous        U.S.A.                       10/014,955     12/11/01
Technologies, Inc.    Catalyst Particles
                      and Method for Making
                      and Using Same
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
Hydrocarbon           Catalytic Direct        U.S.A.        6,576,214      09/867,190     05/29/01     06/10/03
Technologies, Inc.    Production of
                      Hydrogen Peroxide
                      from Hydrogen and
                      Oxygen Feeds
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
Hydrocarbon           Integrated Hydrogen     U.S.A.        6,500,969      10/014,068     12/11/01     12/31/02
Technologies, Inc.    Peroxide Production
                      and Organic Chemical
                      Oxidation
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
Hydrocarbon           Catalytic               U.S.A.        Abandoned      09/099982      06/19/98
Technologies, Inc.    Hydrogenation of
                      Digested Municipal
                      Solid Waste Material
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
Hydrocarbon           Catalyst Particles      U.S.A.                       02/32622       10/11/02
Technologies, Inc.    with Controlled
                      Coordination Number -
                      PCT
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
Hydrocarbon           Promoted Skeletal       U.S.A.                       10/107,915     03/27/02
Technologies, Inc.    Iron Catalyst for
                      Slurry-Phase
                      Fischer-Tropsch
                      Synthesis
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
Hydrocarbon           Supported Noble Metal   U.S.A.                       10/066,289     01/31/02
Technologies, Inc.    Catalyst Particles
                      Containing Controlled
                      (111) Crystal Face
                      Exposure
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------

                                                               6

--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
      Grantor                 Patent            Country      Patent No.     Applic. No.   Filing Date     Issue Date
                              Titles
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
Hydrocarbon           Method for the          U.S.A.        Abandoned      60/387,751     Provisional
Technologies, Inc.    Production of                                                       appl.
                      Percarboxylic Acids                                                 Filed
                                                                                          06/11/02
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
Hydrocarbon           Integrated Process      U.S.A.        6,586,480      10/212,534     08/01/02     07/01/03
Technologies, Inc.    for the Production of
                      Hydrocarbon Liquids
                      and Ammonia
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
Hydrocarbon           Catalyst Particles      U.S.A.        Abandoned      10/205,881     07/26/02
Technologies, Inc.    With Controlled
                      Coordination Number
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
Hydrocarbon           Supported solid         U.S.A.        Possibly       08/559,819     11/17/95
Technologies, Inc.    superacid catalysts                   Abandoned
                      and method for making
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
Hydrocarbon           Regeneration of spent   U.S.A.                       10/326,042     12/20/02
Technologies, Inc.    supported metal
                      catalysts
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
Hydrocarbon           Olefin Epoxidation      Not                          PCT/US02/29644 09/19/02
Technologies, Inc.    with Dual Functional    assigned yet
                      Catalyst -PCT
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
Hydrocarbon           Organic chemical        Not                          PCT/US02/32623 10/11/02
Technologies, Inc.    oxidation during        assigned yet
                      Hydroperoxide
                      production-PCT
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
Hydrocarbon           Catalytic direct        U.S.A.                       10/431,693     05/07/03
Technologies, Inc.    production of
                      hydrogen peroxide
                      from hydrogen and
                      oxygen fees
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
Hydrocarbon           Catalysts having        Not                          PCT/US02/32326 10/09/02
Technologies, Inc.    controlled (111)        assigned yet
                      crystal face
                      exposure-PCT
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
Hydrocarbon           Hydrogen peroxide       U.S.A.        Possibly       10/357573      02/05/03
Technologies, Inc.    production using                      Abandoned
                      catalyst particles
                      with controlled
                      surface coordination
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
Hydrocarbon           Apparatus for           U.S.A.                       02/36509       11/13/02
Technologies, Inc.    Hydrocracking and/or
                      Hydrogmating Fossil
                      Fuels - PCT
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
Hydrocarbon           Slurry-phase skeletal   U.S.A.                       10/267,236     10/08/02
Technologies, Inc.    Iron catalyst process
                      for synthesis gas
                      conversion to
                      hydrocarbon
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------

                                                               7

--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
      Grantor                 Patent            Country      Patent No.     Applic. No.   Filing Date     Issue Date
                              Titles
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
Hydrocarbon           Catalyst Particles      Not                          PCT/US03/09052 03/25/03
Technologies, Inc.    with controlled         assigned yet
                      Surface Coordination
                      Number-PCT
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
Hydrocarbon           Apparatus for           U.S.A.                       10/225,937     08/22/02
Technologies, Inc.    Hydrocracking and/or
                      Hydrogenating Fossil
                      Fuels
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
Hydrocarbon           Direct hydrogen         U.S.A.                       10/401,351     03/28/03
Technologies, Inc.    peroxide production
                      using staged hydrogen
                      addition
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
Hydrocarbon           Improved Direct         U.S.A.                       60/491,202     07/29/03
Technologies, Inc.    Hydrogen Peroxide
                      Production
                      Process-Provisional
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
Hydrocarbon           Additive for Direct     U.S.A.                       60/491,144     07/29/03
Technologies, Inc.    Catalytic Hydrogen
                      Peroxide
                      Production-Provisional
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
Hydrocarbon           Intermediate            U.S.A.                       10/618,909     07/14/03
Technologies, Inc.    precursor
                      compositions used to
                      make supported
                      catalysts having a
                      controlled
                      coordination
                      structure and methods
                      for preparing such
                      compositions
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
Hydrocarbon           Supported Catalysts     U.S.A.                       10/618,808     07/14/03
Technologies, Inc.    having a Controlled
                      Coordination
                      Structure and Methods
                      for preparing Such
                      Catalysts (CIP)
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
Hydrocarbon           Supported Noble Metal   U.S.A.                       60/491,203     07/29/03
Technologies, Inc.    Catalyst and Method
                      for making It -
                      Provisional
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
Hydrocarbon           Supported Noble Metal   U.S.A.                       60/491,146     07/29/03
Technologies, Inc.    Catalyst and Method
                      for making It -
                      Provisional
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------
Hydrocarbon           Hydrogen peroxide       U.S.A.                       03/13907       05/06/03
Technologies, Inc.    production using
                      staged hydrogen
                      addition - PCT
--------------------- ----------------------- ------------- -------------- -------------- ------------ -----------------

                                                               8

(2) Trademarks
------------------------- ---------------------- ------------- -------------- -------------- ----------- ---------------
        Grantor             Domain Name/Mark       Country       Reg. No.      Applic. No.   Filing        Issue Date
                                                                                                Date
------------------------- ---------------------- ------------- -------------- -------------- ----------- ---------------
ISG Resources, Inc.       ASM                    U.S.A.                       76/523,926     06/19/03
------------------------- ---------------------- ------------- -------------- -------------- ----------- ---------------
ISG Resources, Inc.       Enviropost             U.S.A.                       76/489,194     02/10/03
------------------------- ---------------------- ------------- -------------- -------------- ----------- ---------------
ISG Resources, Inc.       Pozzolanic & Design    U.S.A.        1,152,421                                 04/28/81
------------------------- ---------------------- ------------- -------------- -------------- ----------- ---------------
ISG Resources, Inc.       Pozzalime              U.S.A.        1,395,433                                 06/03/86
------------------------- ---------------------- ------------- -------------- -------------- ----------- ---------------
ISG Resources, Inc.       Gypcem                 U.S.A.        1,402,656                                 07/22/86
------------------------- ---------------------- ------------- -------------- -------------- ----------- ---------------
ISG Resources, Inc.       Flexcrete              U.S.A.        1,448,523                                 07/21/87
------------------------- ---------------------- ------------- -------------- -------------- ----------- ---------------
ISG Resources, Inc.       Peanut Maker           U.S.A.        1,454,791                                 09/01/87
------------------------- ---------------------- ------------- -------------- -------------- ----------- ---------------
ISG Resources, Inc.       Powerlite              U.S.A.        1,601,725                                 06/19/90
------------------------- ---------------------- ------------- -------------- -------------- ----------- ---------------
ISG Resources, Inc.       Alsil                  U.S.A.        1,744,157                                 01/05/93
------------------------- ---------------------- ------------- -------------- -------------- ----------- ---------------
ISG Resources, Inc.       Orbaloid               U.S.A.        1,248,044                                 08/16/83
------------------------- ---------------------- ------------- -------------- -------------- ----------- ---------------
ISG Resources, Inc.       Pozicon                U.S.A.        1,010,455                                 05/13/75
------------------------- ---------------------- ------------- -------------- -------------- ----------- ---------------
ISG Resources, Inc.       Power Wall             U.S.A.        1,264,266                                 01/17/84
------------------------- ---------------------- ------------- -------------- -------------- ----------- ---------------
ISG Resources, Inc.       Alka Phix              U.S.A.        2,039,031                                 02/18/97
------------------------- ---------------------- ------------- -------------- -------------- ----------- ---------------
ISG Resources, Inc.       Alka Phix Design       U.S.A.        2,341,611                                 04/11/00
------------------------- ---------------------- ------------- -------------- -------------- ----------- ---------------
ISG Resources, Inc.       Flo Fil                U.S.A.        1,911,817                                 08/15/95
------------------------- ---------------------- ------------- -------------- -------------- ----------- ---------------
ISG Resources, Inc.       Magna Wall             U.S.A.        2,160,040                                 05/26/98
------------------------- ---------------------- ------------- -------------- -------------- ----------- ---------------
ISG Resources, Inc.       C-Stone                U.S.A.        2,004,062                                 10/01/96
------------------------- ---------------------- ------------- -------------- -------------- ----------- ---------------
ISG Resources, Inc.       Swiftcrete             U.S.A.                       Common Law
------------------------- ---------------------- ------------- -------------- -------------- ----------- ---------------
ISG Resources, Inc.       Flexcrete              U.S.A.                       Common Law
------------------------- ---------------------- ------------- -------------- -------------- ----------- ---------------
ISG Resources, Inc.       Sta-Blend              Canada                       1,049,269      03/03/00
------------------------- ---------------------- ------------- -------------- -------------- ----------- ---------------
ISG Resources, Inc.       Flexcrete              Canada                       1,111,764
------------------------- ---------------------- ------------- -------------- -------------- ----------- ---------------
ISG Resources, Inc.       Trowel Master          U.S.A.        1,879,441                                 02/21/95
                                                               (trademark
                                                               licensed
                                                               from
                                                               Polymerica,
                                                               Inc.)
------------------------- ---------------------- ------------- -------------- -------------- ----------- ---------------
Headwaters Incorporated   Covol                  U.S.A.        2,038,742                                 02/18/97
------------------------- ---------------------- ------------- -------------- -------------- ----------- ---------------
Headwaters Incorporated   Headwaters             U.S.A.                       78/018,501     07/26/00
------------------------- ---------------------- ------------- -------------- -------------- ----------- ---------------
Headwaters Incorporated   Adding Value to        U.S.A.        78195484                                  12/17/02
                          Energy
------------------------- ---------------------- ------------- -------------- -------------- ----------- ---------------
Hydrocarbon               HTI                    U.S.A.        2,162,357                                 06/02/98
Technologies, Inc.
------------------------- ---------------------- ------------- -------------- -------------- ----------- ---------------
Hydrocarbon               Gel Cat                U.S.A.        2,460,753                                 06/19/01
Technologies, Inc.
------------------------- ---------------------- ------------- -------------- -------------- ----------- ---------------
Hydrocarbon               Carborex               U.S.A.                       78/118,491     03/29/02
Technologies, Inc.
------------------------- ---------------------- ------------- -------------- -------------- ----------- ---------------
Hydrocarbon               NxCat                  U.S.A.        78253674                                  5/23/03
Technologies, Inc.
------------------------- ---------------------- ------------- -------------- -------------- ----------- ---------------
Hydrocarbon               NxCat Next             U.S.A.        78253676                                  5/23/03
Technologies, Inc.        Generation
                          Nanocatalyst
                          Technology
------------------------- ---------------------- ------------- -------------- -------------- ----------- ---------------

                                                               9

------------------------- ---------------------- ------------- -------------- -------------- ----------- ---------------
        Grantor             Domain Name/Mark       Country       Reg. No.      Applic. No.   Filing        Issue Date
                                                                                                Date
------------------------- ---------------------- ------------- -------------- -------------- ----------- ---------------
Hydrocarbon               Nanokinetx             U.S.A.        78223846                                  3/10/03
Technologies, Inc.
------------------------- ---------------------- ------------- -------------- -------------- ----------- ---------------
Hydrocarbon               Think Small...NxCat    U.S.A.        78253673                                  5/23/03
Technologies, Inc.
------------------------- ---------------------- ------------- -------------- -------------- ----------- ---------------

                                                               10

                                                     EXHIBIT C
                                      (See Section 3.7 of Security Agreement)


(1) Financing Statement Locations
------------------------------------------------------------ ---------------------------------------------------------
Debtor                                                       Office
------------------------------------------------------------ ---------------------------------------------------------
1. Headwaters Incorporated                                   Office of the Secretary of State, Delaware
------------------------------------------------------------ ---------------------------------------------------------
2. ACM Georgia, Inc.                                         Office of the Fulton County Recorder, Georgia
------------------------------------------------------------ ---------------------------------------------------------
3. American Construction Materials, Inc.                     Division of Corporation and Commercial
                                                             Code, Utah
------------------------------------------------------------ ---------------------------------------------------------
4. Best Masonry & Tool Supply, Inc.                          Office of the Secretary of State, Texas
------------------------------------------------------------ ---------------------------------------------------------
5. Covol Services Corporation                                Division of Corporation and Commercial Code, Utah
------------------------------------------------------------ ---------------------------------------------------------
6. Don's Building Supply, L.P.                               Office of the Secretary of State, Texas
------------------------------------------------------------ ---------------------------------------------------------
7. Global Climate Reserve Corporation                        Division of Corporation and Commercial
                                                             Code, Utah
------------------------------------------------------------ ---------------------------------------------------------
8. Headwaters Clean Coal Corp.                               Division of Corporation and Commercial Code, Utah
------------------------------------------------------------ ---------------------------------------------------------
9. Headwaters Heavy Oil, Inc.                                Division of Corporation and Commercial Code, Utah
------------------------------------------------------------ ---------------------------------------------------------
10. Headwaters NanoKinetix, Inc.                             Division of Corporation and Commercial Code, Utah
------------------------------------------------------------ ---------------------------------------------------------
11. Headwaters Olysub Corporation                            Office of the Secretary of State, Delaware
------------------------------------------------------------ ---------------------------------------------------------
12. Headwaters Technology Innovation Group, Inc.             Division of Corporation and
                                                             Commercial Code, Utah
------------------------------------------------------------ ---------------------------------------------------------
13. HTI Chemical Subsidiary, Inc. New Jersey                 Division of Revenue, New Jersey
------------------------------------------------------------ ---------------------------------------------------------
14. Hydrocarbon Technologies, Inc.                           Division of Corporation and Commercial Code, Utah
------------------------------------------------------------ ---------------------------------------------------------
15. ISG Liberty, Inc.                                        Division of Corporation and Commercial Code, Utah
------------------------------------------------------------ ---------------------------------------------------------

                                                       11

------------------------------------------------------------ ---------------------------------------------------------
Debtor                                                       Office
------------------------------------------------------------ ---------------------------------------------------------
16. ISG Manufactured Products, Inc.                          Division of Corporation and Commercial Code, Utah
------------------------------------------------------------ ---------------------------------------------------------
17. ISG Partner, Inc.                                        Division of Corporation and Commercial Code, Utah
------------------------------------------------------------ ---------------------------------------------------------
18. ISG Resources, Inc.                                      Division of Corporation and Commercial Code, Utah
------------------------------------------------------------ ---------------------------------------------------------
19. ISG Services Corporation                                 Division of Corporation and Commercial Code, Utah
------------------------------------------------------------ ---------------------------------------------------------
20. ISG Swift Crete, Inc.                                    Division of Corporation and Commercial Code, Utah
------------------------------------------------------------ ---------------------------------------------------------
21. Lewis W. Osborne, Inc.                                   Office of the Secretary of State, California
------------------------------------------------------------ ---------------------------------------------------------
22. Magna Wall, Inc.                                         Office of the Secretary of State, Texas
------------------------------------------------------------ ---------------------------------------------------------
23. Palestine Concrete Tile Company, L.P.                    Office of the Secretary of State, Texas
------------------------------------------------------------ ---------------------------------------------------------
24. United Terrazzo Supply Co., Inc.                         Office of the Secretary of State, California
------------------------------------------------------------ ---------------------------------------------------------



(2) Federal Employer Identification Numbers / State Organization Number

Company                                     State             Corporate ID      Tax ID
-------                                     -----             ------------      ------
Headwaters Incorporated                     Delaware          2531663           87-0547337

ACM Georgia, Inc.                           Georgia           0363916           Applied for

American Construction Materials, Inc.       Utah              5367873-0142      75-3130509

Best Masonry & Tool Supply, Inc.            Texas             54460700          74-2142761

Covol Services Corporation                  Utah              5401835-0142      56-2400946

Don's Building Supply, L.P.                 Texas             14415410          75-1789595

Global Climate Reserve Corporation          Utah              5265829-0142      84-1617589

                                               12

Company                                     State             Corporate ID      Tax ID
-------                                     -----             ------------      ------
Headwaters Clean Coal Corp.                 Utah              5325935-0142      83-0380929

Headwaters Heavy Oil, Inc.                  Utah              5569828-0142      Applied for

Headwaters NanoKinetix, Inc.                Utah              5277629-0142      86-1065711

Headwaters Olysub Corporation
 dba Industrial Services Group              Delaware          3542273           71-0920439

Headwaters Technology Innovation
 Group, Inc.                                Utah              5325944-0142      87-0707919

HTI Chemical Subsidiary, Inc.
 fka Chemsampco, Inc.                       New Jersey        0100736883        22-3569571

Hydrocarbon Technologies, Inc.              Utah              5400443-0142      22-3343362

ISG Liberty, Inc.                           Utah              5576278-0142      To be obtained

ISG Manufactured Products, Inc.             Utah              4727140-0142      87-0655090

ISG Partner, Inc.                           Utah              4837485-0142      87-0668125

ISG Resources, Inc.                         Utah              1417798-0142      87-0619597

ISG Services Corporation                    Utah              1428395-0142      87-0620660

ISG Swift Crete, Inc.                       Utah              4853210-0142      87-0668123

Lewis W. Osborne Inc.                       California        C0133674          95-1070710

Magna Wall, Inc.                            Texas             117791800         74-2581126

Palestine Concrete Tile Company, L.P.       Texas             800067381         75-1455662

United Terrazzo Supply Co., Inc.            California        C0434371          95-6051788

                                               13


                                    EXHIBIT D

                           List of Pledged Securities
                    (See Section 3.13 of Security Agreement)

PLEDGED SECURITIES

(1) Securities Accounts
    UBS
    One Commercial Place, 11th Floor
    Norfolk, VA  23510

----------------- ---------------------------------- -------------------------
Account           Description                        Approx. Current Value
----------------- ---------------------------------- -------------------------
VN23463           Government Securities,
                  Mortgage Backed Securities         $1,100,000
----------------- ---------------------------------- -------------------------
VN23464           HDWTRS common stock                $2,500,000
----------------- ---------------------------------- -------------------------
VN24917           HDWTRS common stock                $8,000,000
----------------- ---------------------------------- -------------------------
VN25717           Foreign Equities                   $200,000
----------------- ---------------------------------- -------------------------
VN25718           U.S. Equities                      $250,000
----------------- ---------------------------------- -------------------------
VN28871           Money Market Funds,
                  Government Securities,
                  Mortgage Backed Securities         $37,000,000
----------------- ---------------------------------- -------------------------


(2) Stock in Subsidiaries

                                                                                                    Percentage of its
              Name                      Class of Equity Interest        Number of Shares Held     Equity Interest Owned
---------------------------------- ----------------------------------- ------------------------- -------------------------
Headwaters Olysub Corporation                 Common Stock                       100                       100
---------------------------------- ----------------------------------- ------------------------- -------------------------
ISG Resources, Inc.                           Common Stock                       100                       100
---------------------------------- ----------------------------------- ------------------------- -------------------------
Best Masonry  & Tool Supply Inc.              Common Stock                      1,000                      100
---------------------------------- ----------------------------------- ------------------------- -------------------------
Lewis W. Osborne, Inc.                        Common Stock                      12,296                     100
---------------------------------- ----------------------------------- ------------------------- -------------------------
United Terrazzo Supply Co., Inc.              Common Stock                        16                       100
---------------------------------- ----------------------------------- ------------------------- -------------------------
Magna Wall, Inc.                              Common Stock                      1,000                      100
---------------------------------- ----------------------------------- ------------------------- -------------------------
ISG Manufactured Products, Inc.               Common Stock                      1,000                      100
---------------------------------- ----------------------------------- ------------------------- -------------------------
ISG Services Corporation (f/k/a               Common Stock                       100                       100
ISG Capital Corporation)
---------------------------------- ----------------------------------- ------------------------- -------------------------
ISG Partner, Inc.                             Common Stock                       100                       100
---------------------------------- ----------------------------------- ------------------------- -------------------------

                                                               14

              Name                      Class of Equity Interest        Number of Shares Held     Equity Interest Owned
---------------------------------- ----------------------------------- ------------------------- -------------------------
ISG Swift Crete, Inc.                         Common Stock                       100                       100
---------------------------------- ----------------------------------- ------------------------- -------------------------
Don's Building Supply, L.P.               Partnership Interest                    --                       100
---------------------------------- ----------------------------------- ------------------------- -------------------------
Palestine Concrete Tile Company,          Partnership Interest                    --                       100
L.P.
---------------------------------- ----------------------------------- ------------------------- -------------------------
Flexcrete Building Systems, L.C.                 Units                            --                        90
---------------------------------- ----------------------------------- ------------------------- -------------------------
Headwaters Technology Innovation              Common Stock                       100                       100
Group, Inc.
---------------------------------- ----------------------------------- ------------------------- -------------------------
Headwaters NanoKinetix, Inc.                  Common Stock                       100                       100
---------------------------------- ----------------------------------- ------------------------- -------------------------
Headwaters Clean Coal Corp.                   Common Stock                       100                       100
---------------------------------- ----------------------------------- ------------------------- -------------------------
HTI Chemical Subsidiary, Inc.                 Common Stock                       100                       100
(f/k/a Chemsampco, Inc.)
---------------------------------- ----------------------------------- ------------------------- -------------------------
Hydrocarbon Technologies, Inc.                Common Stock                       100                       100
---------------------------------- ----------------------------------- ------------------------- -------------------------
Covol Services Corporation                    Common Stock                       100                       100
---------------------------------- ----------------------------------- ------------------------- -------------------------
Environmental Technologies                Membership Interests                    --                        50
Group, LLC
---------------------------------- ----------------------------------- ------------------------- -------------------------
Global Climate Reserve                        Common Stock                       100                       100
Corporation
---------------------------------- ----------------------------------- ------------------------- -------------------------
ISG Liberty, Inc.                             Common Stock                       100                       100
---------------------------------- ----------------------------------- ------------------------- -------------------------
American Construction Materials,              Common Stock                       100                       100
Inc.
---------------------------------- ----------------------------------- ------------------------- -------------------------
ACM Georgia, Inc.                             Common Stock                       100                       100
---------------------------------- ----------------------------------- ------------------------- -------------------------
Headwaters Heavy Oil, Inc.                    Common Stock                        90                        90
---------------------------------- ----------------------------------- ------------------------- -------------------------

                                                               15

                                    EXHIBIT E

                  (See Definition of "Commercial Tort Claims")

                             COMMERCIAL TORT CLAIMS

       [Describe parties, case number (if applicable), nature of dispute]



None to schedule.

                                     ANNEX I

                                       to

                                   SUBSIDIARY

                               SECURITY AGREEMENT

         Reference is hereby made to the Subsidiary Security Agreement (the "Agreement"), dated as of March 31, 2004, made by each of HEADWATERS INCORPORATED, a Delaware corporation (the "Borrower") and each of the subsidiaries of the Borrower party thereto (each an "Initial Grantor", and together with any additional Domestic Subsidiaries, including the undersigned, which become parties thereto by executing a Supplement in substantially the form hereof, the "Grantors"), in favor of the Administrative Agent. Capitalized terms used herein and not defined herein shall have the meanings given to them in the Agreement. By its execution below, the undersigned, [NAME OF NEW GRANTOR], a [__________________________] [corporation/limited liability company] agrees to become, and does hereby become, a Grantor under the Agreement and agrees to be bound by such Agreement as if originally a party thereto. By its execution below, the undersigned represents and warrants as to itself that all of the representations and warranties contained in the Agreement are true and correct in all respects as of the date hereof. [NAME OF NEW GRANTOR] represents and warrants that the supplements to the Exhibits to the Agreement attached hereto are true and correct in all respects and such supplements set forth all information required to be scheduled under the Agreement. [NAME OF NEW GRANTOR] shall take all steps necessary to perfect, in favor of the Administrative Agent, a first-priority security interest in and lien against [NAME OF NEW GRANTOR]'s Collateral, including, without limitation, delivering all certificated Securities to the Administrative Agent, and taking all steps necessary to properly perfect the Administrative Agent's interest in any uncertificated equity or membership interests.

         IN WITNESS WHEREOF, [NAME OF NEW GRANTOR], a [__________________] [corporation/limited liability company] has executed and delivered this Annex I counterpart to the Agreement as of this ___________ day of ____________, ____.



                                               [NAME OF NEW GRANTOR]


                                               By:____________________________
                                               Title:_________________________

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